UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

APPLICA INCORPORATED

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14D-9
(RULE 14d-101)
SOLICITATION/RECOMMENDATION STATEMENT UNDER SECTION 14(d)(4)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 9)
Applica Incorporated
(Name of Subject Company)
Applica Incorporated
(Name of Person(s) Filing Statement)
Common Stock, Par Value $0.10 Per Share
(Title of Class of Securities)
03815A106
(CUSIP Number of Class of Securities)
Harry D. Schulman
Chairman of the Board, President and Chief Executive Officer
Applica Incorporated
3633 Flamingo Road
Miramar, Florida 33027
(954) 883-1000
(Name, Address and Telephone Number of Person Authorized to Receive
Notices and Communications on Behalf of the Person(s) Filing Statement)
Copies To:
Ira N. Rosner, Esq.
Barbara J. Oikle, Esq.
Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, FL 33131
Telephone: (305) 579-0500
Facsimile: (305) 961-5844

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

PURPOSE OF AMENDMENT
     This Amendment No. 9 to Schedule 14D-9 amends and supplements the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by Applica with the Securities and Exchange Commission on December 19, 2006, as amended by Amendment No. 1 to Schedule 14D-9, which was filed by Applica with the SEC on December 21, 2006, by Amendment No. 2 to Schedule 14D-9, which was filed by Applica with the SEC on December 22, 2006, by Amendment No. 3 to Schedule 14D-9, which was filed by Applica with the SEC on December 28, 2006, by Amendment No. 4 to Schedule 14D-9, which was also filed by Applica with the SEC on December 28, 2006, by Amendment No. 5 to Schedule 14D-9, which was filed by Applica with the SEC on January 4, 2007, by Amendment No. 6 to Schedule 14D-9, which was also filed by Applica with the SEC on January 4, 2007, by Amendment No. 7 to Schedule 14D-9, which was filed by Applica with the SEC on January 10, 2007, and also by Amendment No. 8 to Schedule 14D-9, which was filed by Applica with the SEC on January 12, 2007. Except as otherwise indicated, the information set forth in the original Schedule 14D-9 and previous amendments thereto remains unchanged. Capitalized terms that appear herein but are not defined herein have the meanings ascribed to such terms in the original Schedule 14D-9.
IMPORTANT LEGAL INFORMATION
     This document has been made available to shareholders of Applica. Investors are urged to read the original Schedule 14D-9, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7 and 8 thereto and this Amendment No. 9, as it contains important information. The original Schedule 14D-9, as amended, and other public filings made from time to time by Applica with the SEC are available without charge from the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations (954) 883-1000, or from Applica’s website at www.applicainc.com.
Item 2. Identity and Background of Filing Person.
     The first paragraph of Item 2(b) is hereby amended and restated in its entirety to read as follows:
     “This Statement relates to the tender offer by Apex Acquisition Corporation, or NACCO Sub, which is a newly formed Florida corporation and an indirect, wholly owned subsidiary of NACCO Industries, Inc., or NACCO, which is a Delaware corporation, to purchase all of the issued and outstanding shares of Applica’s common stock at a purchase price of $8.05 per share, net to the seller in cash, without interest. The tender offer is being made on the terms and subject to the conditions set forth in the Tender Offer Statement on Schedule TO and the exhibits thereto filed by NACCO and NACCO Sub with the Securities and Exchange Commission on December 15, 2006, as amended by NACCO and NACCO Sub on December 18, 2006, December 21, 2006, December 26, 2006, January 3, 2007, January 9, 2007 and January 16, 2007. The value of the consideration offered, together with all of the terms and conditions applicable to the tender offer, is referred to in this Statement as the NACCO offer. The Schedule TO states that NACCO intends, as soon as practicable after successful completion of the NACCO offer, to seek to have NACCO Sub merge with and into Applica in accordance with the applicable provisions of the Florida Business Corporation Act, or the FBCA.”
Item 3. Past Contacts, Transactions, Negotiations and Agreements.
     The first paragraph of Item 3(a) is hereby amended and restated in its entirety to read as follows:
     “Except as described in this Statement or in the excerpts from Applica’s Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 31, 2006, which excerpts are filed as Exhibit (e)(1) to this Statement, relating to Applica’s annual meeting of shareholders, or in excepts from Applica’s Definitive Proxy Statement on Schedule 14A that was filed with the SEC on December 4, 2006, as supplemented by Applica’s Supplements to Proxy Statement on Schedule 14A that were filed with the SEC on December 15, 2006, December 22, 2006, December 28, 2006, January 4, 2007 and January 17, 2007, relating to the proposed merger with Harbinger, which excerpts are filed as Exhibit (e)(2), Exhibit (e)(14), Exhibit (e)(16) and Exhibit (e)(17) to this Statement, or as otherwise incorporated herein by reference, to the knowledge of Applica, as of the date of this Statement, there are no material agreements, arrangements or understandings, nor any actual or potential conflicts of interest, between Applica or its affiliates and (i) Applica’s executive officers, directors or affiliates or (ii) the NACCO Sub, NACCO or their respective executive officers, directors or affiliates. The exhibits filed as Exhibit (e)(1), Exhibit (e)(2), Exhibit (e)(14), Exhibit (e)(16) and Exhibit (e)(17) to this Statement are incorporated herein by reference, and include the information on the following pages and with the following headings from the annual meeting proxy statement and the Harbinger merger proxy statement:

•	Pages 5 and 6 of the annual meeting proxy statement, “Stock Ownership”;

•	Pages 8 and 9 of the annual meeting proxy statement, “How are directors compensated?”;

•	Pages 14 and 15 of the annual meeting proxy statement, “Executive Compensation”;

•	Pages 15 through 17 of the annual meeting proxy statement, “Report of the Compensation Committee on Executive Compensation”;

•	Pages 19 and 20 of the annual meeting proxy statement, “Employment Agreements”;

•	Page 21 of the annual meeting proxy statement, “Certain Relationships and Related Transactions”;

•	Pages 37 through 41 of the Harbinger merger proxy statement, “Interests of Our Directors and Executive Officers in the Merger;” as supplemented by pages 7 and 8 of the second supplement, page 8 of the third supplement, pages 9 and 10 of the fourth supplement and pages 9 and 10 of the fifth supplement, “Update to Interests of Our Directors and Executive Officers in the Merger”;

•	Page 45 of the Harbinger merger proxy statement, “Consideration To Be Received in the Merger”; and

•	Pages 62 and 63 of the Harbinger merger proxy statement, “Security Ownership of Certain Beneficial Owners and Management.”
     The first paragraph under the subheading “Cash Consideration Payable Pursuant to the NACCO Offer” in Item 3(a) is hereby amended as follows:
     The amount “$21,756.481.50” in the last line of such paragraph is replaced with the amount “$22,169,579.25”.
     The third paragraph under the subheading “Cash Consideration Payable Pursuant to the NACCO Offer” in Item 3(a) is hereby amended and restated in its entirety to read as follows:
     “As of November 27, 2006, Applica’s directors and executive officers held options to purchase 842,500 shares of Applica’s common stock, 623,667 of which were vested and exercisable as of that date. The outstanding options have exercise prices ranging from $2.86 to $31.6875 and an aggregate weighted average exercise price of $5.08 per share. Of the total options outstanding as of November 27, 2006, options to purchase 772,000 shares of Applica’s common stock had exercise prices that were less than NACCO’s $8.05 offer price, 549,667 of which were vested and exercisable as of November 27, 2006. The weighted average exercise price of these “in the money” options was $4.32. All of the unvested options would fully vest upon the consummation of the NACCO offer pursuant to the terms of Applica’s 1988 Directors Stock Option Plan, 1992 Employees’ Incentive Stock Option Plan, 1996 Stock Option Plan, the 1998 Stock Option Plan and the 2000 Stock Option Plan.”
Item 4. The Solicitation or Recommendation.
     Item 4(a) is hereby amended and restated in its entirety to read as follows:
     “As described in subsection (c) below, after careful consideration, the Applica board determined at a meeting on January 16, 2007, to recommend that Applica’s shareholders reject the NACCO offer and not tender their shares in the NACCO offer.
     Accordingly, the Applica board recommends that Applica’s shareholders reject the NACCO offer and not tender their shares in the NACCO offer.
     In addition, the Applica board reaffirms the Harbinger merger and recommends that Applica’s shareholders vote “FOR” the adoption of the Agreement and Plan of Merger, dated as of October 19, 2006, as amended by Amendment No. 1 thereto, dated as of December 14, 2006, Amendment No. 2 thereto, dated as of December 22, 2006, Amendment No. 3 thereto, dated as of December 27, 2006, Amendment No. 4 thereto, dated as of January 3, 2007, and Amendment No. 5 thereto, dated as of January 16, 2007, among Applica and certain affiliates of Harbinger Capital Partners Master Fund I, Ltd., which are collectively referred to in this Statement as Harbinger.

     A letter to Applica’s shareholders and a press release communicating the Applica board’s recommendation are filed as Exhibit (a)(16) and Exhibit (a)(18), respectively.
     The Applica board also recommends that, even if a shareholder does not vote with respect to the Harbinger merger agreement at this time, that such shareholder vote “FOR” the proposal to adjourn or postpone the special meeting of Applica’s shareholders, if necessary or appropriate, to solicit additional proxies if there are insufficient shares present or represented at the meeting to constitute a quorum or insufficient votes at the time of the meeting to adopt the Harbinger merger agreement or because the board, in its judgment, determines that an adjournment is required by law or is otherwise in the best interests of Applica and its shareholders. The ability to adjourn or postpone the special meeting will give the Applica board the flexibility to preserve the existing transaction with Harbinger should the vote not be obtained by January 23, 2007.”
     Item 4(b) is hereby amended and supplemented by the addition of the following paragraphs as the final paragraphs thereto:
     “On January 16, 2007, NACCO publicly announced that it had increased the per share offer price of the NACCO offer to $8.05, net to the seller in cash, without interest, and amended the Schedule TO accordingly. In accordance with the terms of the Harbinger merger agreement, Applica promptly notified Harbinger on January 16, 2007 of NACCO’s amended offer price. In response, Harbinger submitted a binding offer to enter into a fifth amendment to the Harbinger merger agreement to increase the merger consideration to $8.25 per share in cash, without interest, conditioned upon increases in the termination fee payable by Applica if the merger agreement is terminated under certain circumstances to $7 million and Applica’s corresponding expense reimbursement obligation to up to $3.3 million.
     The fifth amendment (i) increases the merger consideration payable for all outstanding shares of Applica that Harbinger does not currently own to $8.25 per share in cash, without interest, and (ii) requires Applica to convene the special meeting at 11:00 a.m. Eastern Standard Time on January 17, 2007, as scheduled, and adjourn the special meeting until 11:00 a.m. Eastern Standard Time on January 23, 2007, without a vote on any proposal other than an adjournment. In consideration of the increase in the per share merger consideration, Applica acceded to Harbinger’s demand for increases in the termination fee payable by Applica if the merger agreement is terminated under certain circumstances to $7 million and Applica’s corresponding expense reimbursement obligation to up to $3.3 million.
     On January 16, 2007, the Applica board held a meeting and discussed the offers from NACCO and Harbinger and its obligations under the Harbinger merger agreement. The meeting was attended by Applica’s senior management and legal and financial advisors, as well as a representative of the Applica board’s independent legal counsel. The Applica board reviewed and discussed the amended offer from NACCO and the proposed amendment to the Harbinger merger agreement with management and the legal and financial advisors and determined that the Harbinger merger agreement, as proposed to be amended, is more favorable to Applica’s shareholders than the amended offer made by NACCO. After lengthy discussions and a thorough review with management and the legal and financial advisors, the Applica board also determined (i) that the merger agreement, as proposed to be amended, is advisable for, fair to and in the best interests of Applica’s shareholders (other than Harbinger and its affiliates) and voted to approve and adopt, and authorized senior management to enter into, the amendment proposed by Harbinger and (ii) to recommend that Applica’s shareholders (A) vote “FOR” the adoption of the Harbinger merger agreement, as proposed to be amended and (B) reject the NACCO offer and not tender their shares in the NACCO offer.
     On January 16, 2007, Applica executed Amendment No. 5 to the Agreement and Plan of Merger with Harbinger, as amended, and thereafter on January 17, 2007, issued a press release announcing the amendment. Also on January 17, 2007, Applica filed with the SEC a supplement to the Harbinger merger proxy statement that describes, among other things, the amendment to the Harbinger merger agreement.
     Applica convened the special meeting at 11:00 a.m. Eastern Standard Time on January 17, 2007, as originally scheduled, and adjourned the special meeting until 11:00 a.m. Eastern Standard Time on January 23, 2007, without a vote on any proposal other than an adjournment. The proposals to be considered at the special meeting will be submitted to a vote of Applica’s shareholders at the reconvened meeting at 11:00 a.m. Eastern Standard Time on January 23, 2007.”
     Item 4(c) is hereby amended and restated in its entirety to read as follows:
     “The Applica board based its determination to recommend that Applica’s shareholders reject the revised NACCO offer and not tender their shares in the revised NACCO offer on the following reasons:

•	Higher Price and More Deal Certainty Offered by Harbinger. The $8.25 per share merger consideration set forth in the Harbinger merger agreement, as amended on December 14, 2006, December 22, 2006, December 27, 2006, January 3, 2007 and January 16, 2007 is $0.20 higher than the per share price being offered by NACCO. In addition, Applica believes that, subject to receipt of shareholder approval, substantially all conditions precedent to the consummation of the Harbinger merger have been satisfied or will be satisfied at closing. Accordingly, Applica currently anticipates that the merger with Harbinger would be completed not later than one business day after the shareholder meeting assuming that the requisite shareholder approval were obtained.

•	The Revised NACCO Offer Continues to Contain Certain Significant Conditions Resulting in Consummation Uncertainty. The Applica board believes that the revised NACCO offer continues to contain certain substantial conditions that create significant concerns as to whether the revised NACCO offer can be completed in a reasonable time frame, if at all. Although to date NACCO has eliminated or revised certain conditions precedent to make such conditions more comparable to the conditions to the Harbinger merger and further indicated a willingness to modify to make more favorable to Applica certain of its closing conditions in any merger agreement it might enter into with Applica, the Applica board believes that the following conditions of the revised NACCO offer continue to present an unacceptable risk to consummation of such offer:
•	Minimum Condition. Applica’s shareholders shall have validly tendered and not properly withdrawn prior to the expiration of the revised NACCO offer a number of shares of common stock that constitute a majority of the outstanding shares of Applica’s common stock, calculated on a fully diluted basis as of the date the shares are accepted for payment pursuant to the revised NACCO offer.

Applica’s board believes that the Minimum Condition, which requires a majority of Applica’s outstanding shares of common stock on a fully diluted basis to be tendered, presents a significant risk that the revised NACCO offer will not be consummated, especially in light of Harbinger’s ownership of approximately 39% of Applica’s outstanding common stock. Assuming that Harbinger does not tender the shares of common stock that it currently owns, the Minimum Condition will not be satisfied unless approximately 81% to 86% percent of the remaining currently outstanding shares of Applica’s common stock are validly tendered and not subsequently withdrawn. While acknowledging that tender offer response rates are transaction specific and necessarily dependent on a number of factors, including the nature of the target’s shareholder base, based on information made available by Applica’s proxy solicitation advisor, the Applica board noted that tender offer response rates rarely exceed the low to mid 90% range, and that such response rates are significantly lower where a large portion of the shareholders are non-institutional (in excess of 40%). The Applica board noted that the voting response rate to the current Applica proxy solicitation appears to be approximately 65% of the shares not owned by Harbinger (on a fully diluted basis). The Board also believes, based on the information available, that non-institutional shareholders hold in excess of 40% of the shares not owned by Harbinger. Accordingly, the Applica board believes that there is a considerable risk that the Minimum Condition will not be satisfied.

•	No Adverse Change Condition. No event, circumstance, change or effect shall have occurred since October 19, 2006 that, individually or in the aggregate, with all other events, circumstances, changes and effects, is or could reasonably be expected to be materially adverse to the business, financial condition, assets, liabilities or results of operations of Applica and its subsidiaries, taken as a whole; provided, however, that the foregoing shall not include any event, circumstance, change or effect resulting from (A) changes in general economic conditions or (B) general changes in the industry of designing, marketing and distributing small electronic kitchen and household appliances in which Applica and its subsidiaries operate that do not have a disproportionate effect (relative to overall industry performance) on Applica and its subsidiaries, taken as a whole.

The No Adverse Change Condition does not exclude effects arising out of the announcement or pendency of a potential transaction with NACCO. The Applica board believes that the announcement of a potential transaction with NACCO may result in a substantial loss of key employees and other adverse effects on Applica’s business. Although it is impossible to assess whether such adverse effects will occur, such potential risks have not yet been identified as risks to consummation of the Harbinger merger. If such an adverse impact did occur after the announcement of a potential transaction with NACCO, NACCO could assert that the No Adverse Change Condition was not satisfied and, as a result, not consummate the revised NACCO offer. Applica requested that NACCO revise the No Adverse Change Condition such that adverse changes resulting from the transaction itself cannot be asserted to avoid completion of the NACCO offer. NACCO indicated a willingness to make certain changes in this condition in the context of a merger agreement, but indicated that it would require a “reasonable level of specificity” with respect to the exclusions. “Material adverse change” provisions are highly negotiated contractual provisions, and it is uncertain whether Applica and NACCO would be able to reach a mutually acceptable agreement with respect to the scope of the requested exclusions. Accordingly, the Applica board believes that this condition poses a potential risk to consummation of the NACCO offer that is not present with respect to the Harbinger merger.

•	Recommendation Condition. The Applica board shall have either recommended that the holders of shares accept the NACCO offer and tender their shares in the NACCO offer, taken a neutral position with respect to the NACCO offer or not recommended against the NACCO offer.

The Applica board believes that modifying its position with respect to the revised NACCO offer would be inconsistent with its obligations under the Harbinger merger agreement because the revised NACCO offer does not constitute a “superior proposal” as defined therein. Accordingly, the Applica board is prohibited from satisfying this condition. Moreover, if the Applica board modifies or withdraws its recommendation that Applica’s shareholders vote for the Harbinger merger, Harbinger has the right to terminate the merger agreement and Applica must, under the amended Harbinger merger agreement, pay APN Mergersub, Inc., or Harbinger Buyer, a termination fee equal to $7.0 million plus up to $3.3 million of reasonable, documented, third party, out-of-pocket expenses.

•	Termination of Harbinger Merger Condition. The Harbinger merger agreement shall have been terminated, or a court of competent jurisdiction shall have entered an order satisfactory to NACCO Sub that the Harbinger merger agreement is not legally valid and binding on the parties thereto.

Applica may only terminate the Harbinger merger agreement in connection with a superior proposal. Because the board concluded that the revised NACCO offer does not constitute a superior proposal, this condition cannot be satisfied.
•	Uncertainty Harmful to Applica’s Business. The uncertainty regarding the control of Applica has strained Applica’s relationships with certain of its significant customers, adversely affected Applica’s ability to operate its business in the ordinary course and has had a negative impact upon Applica’s ability to attract new employees and to fill vacant employment positions. In light of these threats to Applica’s business caused by such uncertainty, the Applica board believes that it is imperative to consummate a transaction offering a substantial premium to Applica’s pre-transaction stock price with the highest likelihood of consummation as promptly as practicable. The Applica board believes that NACCO continues to insist upon conditions that are not likely to be satisfied. In an attempt to terminate the now protracted period of uncertainly regarding the control of Applica, during which period the original $6.00 per share price to be offered to Applica’s shareholders by Harbinger has increased to $8.25 under the Harbinger merger agreement, Applica reiterated to NACCO the Applica board’s determination that the Minimum Condition, as currently drafted, presents a significant risk that the NACCO offer will not be consummated. NACCO has been afforded numerous opportunities to amend the Minimum Condition to increase the likelihood that such condition could be satisfied and has refused to do so. There is significantly less uncertainty associated with the consummation of the Harbinger merger.
     Given (i) the higher $8.25 price per share in cash being offered by the Harbinger merger agreement, as amended (as opposed to $8.05 being offered in the amended NACCO offer), (ii) the risks to Applica associated with terminating the Harbinger merger agreement or the Applica board changing its recommendation with respect to the Harbinger merger agreement absent a superior proposal, (iii) the continuing uncertainty as to whether certain of the conditions precedent to the revised NACCO offer, in particular the Minimum Condition, can be satisfied and (iv) the risks to Applica’s business inherent in not consummating a transaction as promptly as practicable, the Applica board believes it serves the best interests of Applica’s shareholders to reject the revised NACCO offer.
     Harbinger is offering $0.20 more per share than NACCO. In addition, Applica believes that, subject to receipt of shareholder approval, substantially all conditions precedent to the consummation of the Harbinger merger have been satisfied or will be satisfied at closing and the merger with Harbinger will be completed not later than one business day after the shareholder meeting. On the other hand, NACCO is offering a lower per share purchase price, and the Applica board is considerably less confident that certain conditions to the NACCO offer can be satisfied. Applica has communicated its concerns regarding consummation certainty to NACCO. NACCO, however, has refused to adequately address these concerns, particularly the Minimum Condition, after being given numerous opportunities to do so. This presents, in the Applica board’s view, an unacceptable risk that NACCO’s offer cannot be completed. To avoid the increasing risk of harm to Applica’s business and the attendant risks to the completion of a sale of Applica, and to maximize the merger consideration to be received by Applica’s shareholders in a transaction offering the highest likelihood of consummation, Applica acceded to Harbinger’s demand for increases in the termination fee payable by Applica if the merger agreement is terminated under certain circumstances to $7 million and Applica’s corresponding expense reimbursement obligation to up to $3.3 million in consideration of Harbinger’s increase in the per share merger consideration by $0.50. The Applica board determined that its failure to agree to such increase would have resulted in Harbinger refusing to raise its offered merger consideration. Faced with NACCO’s repeated refusal to remedy the higher conditionality of its offer, the Applica board decided not to jeopardize Harbinger’s offer to increase to $8.25 the price per share to be received by Applica’s shareholders. Moreover, the Applica board believes that the increased termination fee would likely not discourage material increases by NACCO or any other bidder. The Applica board also considered the size of the increased termination fee and maximum expense reimbursement relative to the implied enterprise and equity values of Applica.
     For the foregoing reasons, the Applica board recommends that Applica’s shareholders reject the revised NACCO offer and not tender their shares pursuant to the NACCO offer.
     The preceding discussion of the reasons for the Applica board’s recommendation includes all material factors and information considered by the Applica board in making its recommendation, but is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with its evaluation of the revised NACCO offer and the complexity of these matters, the Applica board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination, and individual directors may have given different weight to different factors.
     The Applica board reserves the right to revise this recommendation in the event of changed circumstances, if any. Any such change in the recommendation of the Applica board will be communicated to shareholders as promptly as practicable in the event that such a determination is reached.
     Applica shareholders who have voted “FOR” adoption of the Harbinger merger agreement can change their vote at any time prior to the special meeting on January 23, 2007 by:
     1. Delivering a written notice to the corporate secretary of Applica before such special meeting that states that he or she revokes his or her proxy;
     2. Delivering a signed and later dated new proxy card before such special meeting in accordance with the instructions included with the proxy card; or
     3. Attending the special meeting and voting in person.
     Applica shareholders retain the ability to tender their shares into the NACCO offer irrespective of whether or not they choose to revoke a previously executed proxy until January 29, 2007.”
Item 9. Exhibits.
     Item 9 is amended and restated in its entirety to read as follows:

Exhibit
No.	Document

(a)(1)
Letter to Applica’s shareholders dated December 19, 2006 (incorporated by reference to exhibit (a)(1) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

(a)(2)
Press release issued by Applica on December 19, 2006 (incorporated by reference to exhibit (a)(2) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)*

Exhibit
No.	Document

(a)(3)
Applica’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Shareholders to consider the Harbinger merger, as supplemented on December 15, 2006, December 22, 2006, December 28, 2006 and January 5, 2007 (filed with the SEC on December 4, 2006, as supplemented on December 15, 2006, December 22, 2006, December 28, 2006 and January 5, 2007, and incorporated by reference)

(a)(4)	Press release issued by Applica on December 21, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 21, 2006)*

(a)(5)
Letter to Applica’s shareholders dated December 22, 2006 (incorporated by reference to exhibit (a)(5) of Amendment No. 2 to Applica’s Solicitation/ Recommendation Statement on Schedule 14D-9/A filed with the SEC on December 22, 2006)

(a)(6)	Press release issued by Applica on December 22, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC December 22, 2006)*

(a)(7)
Letter to Applica’s shareholders dated December 28, 2006 (incorporated by reference to exhibit (a)(7) of Amendment No. 3 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on December 28, 2006)

(a)(8)	Press release issued by Applica on December 27, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed December 27, 2006)*

(a)(9)	Press release issued by Applica on December 28, 2006 (incorporated by reference to Applica’s Schedule 14A filed with the SEC on December 28, 2006)*

(a)(10)	Press release issued by Applica on January 3, 2007 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 3, 2007)*

(a)(11)
Letter to Applica’s shareholders dated January 4, 2007 (incorporated by reference to exhibit (a)(11) of Amendment No. 6 to Applica’s Solicitation/ Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 4, 2007)

(a)(12)	Press release issued by Applica on January 4, 2007 (incorporated by reference to Applica’s Schedule 14A filed with the SEC on January 4, 2007)

(a)(13)
Press release issued by Applica on January 9, 2007 (incorporated by reference to exhibit (a)(13) of Amendment No. 7 to Applica’s Solicitation/ Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 10, 2007)

(a)(14)
Press release issued by Applica on January 10, 2007 (incorporated by reference to exhibit (a)(13) of Amendment No. 7 to Applica’s Solicitation/ Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 10, 2007)

(a)(15)
Press release issued by Applica on January 12, 2007 (incorporated by reference to exhibit (a)(15) of Amendment No. 8 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 12, 2007)

(a)(16)	Letter to Applica’s shareholders dated January 17, 2007+

(a)(17)	Press release issued by Applica on January 17, 2007+

(a)(18)	Press release issued by Applica on January 17, 2007+

(e)(1)
Excerpts from Applica’s Definitive Proxy Statement on Schedule 14A filed March 31, 2006 relating to the Applica 2006 Annual Meeting of Shareholders (incorporated by reference to exhibit (e)(1) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

(e)(2)
Excerpts from Applica’s Definitive Proxy Statement on Schedule 14A filed relating to the Special Meeting of Shareholders to consider Applica’s proposed merger with Harbinger Capital Partners (incorporated by reference to exhibit (e)(2) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

Exhibit
No.	Document

(e)(3)	Employment Agreement dated May 1, 2004 between Applica and Harry D. Schulman (incorporated by reference to Applica’s Current Report on Form 8-K filed with the SEC on October 15, 2004)

(e)(4)
First Amendment to Employment Agreement dated August 2, 1999 between Applica and Harry D. Schulman (incorporated by reference to exhibit 10.1 of Applica’s Current Report on Form 8-K filed with the SEC on October 15, 2004)

(e)(5)
Employment Agreement dated July 1, 2000 between Applica and Terry Polistina (incorporated by reference to Exhibit 10.9 of Applica’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed with the SEC on November 14, 2000)

(e)(6)
First Amendment to Employment Agreement dated July 1, 2000 between Applica and Terry Polistina (incorporated by reference to exhibit 10.2 of Applica’s Current Report on Form 8-K filed with the SEC on April 19, 2006)

(e)(7)	Employment Agreement dated September 16, 2004 between Applica and Brian Guptill (incorporated by reference to exhibit 10.4 of Applica’s Annual Report on Form 10-K filed with the SEC on March 16, 2005)

(e)(8)
First Amendment to Employment Agreement dated September 16, 2004 between Applica and Brian Guptill (incorporated by reference to exhibit 10.1 to Applica’s Current Report on Form 8-K filed with the SEC on April 19, 2006)

(e)(9)
Agreement and Plan of Merger by and between HB-PS Holding Company, Inc. and Applica Incorporated and joined in by NACCO Industries, Inc. dated July 23, 2006 (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on July 26, 2006)

(e)(10)
Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on October 20, 2006)

(e)(11)
Amendment No. 1, dated December 14, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 15, 2006)

(e)(12)
Amendment No. 2, dated December 22, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

(e)(13)
Amendment No. 3, dated December 27, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 27, 2006)

(e)(14)
Excerpts from the Third Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on December 28, 2006 (incorporated by reference to exhibit (e)(14) of Amendment No. 3 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 28, 2006)

(e)(15)
Amendment No. 4, dated January 3, 2007, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 3, 2007)

(e)(16)
Excerpts from the Fourth Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 5, 2007 (incorporated by reference to exhibit (e)(16) of Amendment No. 6 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 5, 2007)

(e)(17)	Excerpts from the Fifth Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 17, 2007+

(e)(18)
Amendment No. 5, dated January 16, 2007, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 17, 2007)

(g)	Inapplicable

*	This press release contains a legend that makes reference to the protections afforded by the Private Securities Litigation Reform Act of 1995. Please note that the protections afforded by the Private Securities Litigation Reform Act of 1995 do not extend to “forward-looking statements” made in connection with the NACCO offer.

+	Filed as an exhibit hereto and included in the Amendment No. 9 to Schedule 14D-9 mailed to Applica’s shareholders.

SIGNATURE
     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Amendment No. 9 is true, complete and correct.
January 17, 2007

APPLICA INCORPORATED
By:	/s/ Harry D. Schulman
	Name:	Harry D. Schulman
	Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Document

(a)(1)
Letter to Applica’s shareholders dated December 19, 2006 (incorporated by reference to exhibit (a)(1) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

(a)(2)
Press release issued by Applica on December 19, 2006 (incorporated by reference to exhibit (a)(2) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)*

(a)(3)
Applica’s Definitive Proxy Statement on Schedule 14A relating to the Special Meeting of Shareholders to consider the Harbinger merger, as supplemented on December 15, 2006, December 22, 2006, December 28, 2006 and January 5, 2007 (filed with the SEC on December 4, 2006, as supplemented on December 15, 2006, December 22, 2006, December 28, 2006 and January 5, 2007, and incorporated by reference)

(a)(4)	Press release issued by Applica on December 21, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 21, 2006)*

(a)(5)
Letter to Applica’s shareholders dated December 22, 2006 (incorporated by reference to exhibit (a)(5) of Amendment No. 2 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on December 22, 2006)

(a)(6)	Press release issued by Applica on December 22, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC December 22, 2006)*

(a)(7)
Letter to Applica’s shareholders dated December 28, 2006 (incorporated by reference to exhibit (a)(7) of Amendment No. 3 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on December 28, 2006)

(a)(8)	Press release issued by Applica on December 27, 2006 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed December 27, 2006)*

(a)(9)	Press release issued by Applica on December 28, 2006 (incorporated by reference to Applica’s Schedule 14A filed with the SEC on December 28, 2006)*

(a)(10)	Press release issued by Applica on January 3, 2007 (incorporated by reference to exhibit 99.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 3, 2007)*

(a)(11)
Letter to Applica’s shareholders dated January 4, 2007 (incorporated by reference to exhibit (a)(11) of Amendment No. 6 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 4, 2007)

(a)(12)	Press release issued by Applica on January 4, 2007 (incorporated by reference to Applica’s Schedule 14A filed with the SEC on January 4, 2007)

(a)(13)
Press release issued by Applica on January 9, 2007 (incorporated by reference to exhibit (a)(13) of Amendment No. 7 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 10, 2007)

(a)(14)
Press release issued by Applica on January 10, 2007 (incorporated by reference to exhibit (a)(13) of Amendment No. 7 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 10, 2007)

(a)(15)
Press release issued by Applica on January 12, 2007 (incorporated by reference to exhibit (a)(15) of Amendment No. 8 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 12, 2007)

(a)(16)	Letter to Applica’s shareholders dated January 17, 2007+

Exhibit
No.	Document

(a)(17)	Press release issued by Applica on January 17, 2007+

(a)(18)	Press release issued by Applica on January 17, 2007+

(e)(1)
Excerpts from Applica’s Definitive Proxy Statement on Schedule 14A filed March 31, 2006 relating to the Applica 2006 Annual Meeting of Shareholders (incorporated by reference to exhibit (e)(1) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

(e)(2)
Excerpts from Applica’s Definitive Proxy Statement on Schedule 14A filed relating to the Special Meeting of Shareholders to consider Applica’s proposed merger with Harbinger Capital Partners (incorporated by reference to exhibit (e)(2) of Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 19, 2006)

(e)(3)	Employment Agreement dated May 1, 2004 between Applica and Harry D. Schulman (incorporated by reference to Applica’s Current Report on Form 8-K filed with the SEC on October 15, 2004)

(e)(4)
First Amendment to Employment Agreement dated August 2, 1999 between Applica and Harry D. Schulman (incorporated by reference to exhibit 10.1 of Applica’s Current Report on Form 8-K filed with the SEC on October 15, 2004)

(e)(5)
Employment Agreement dated July 1, 2000 between Applica and Terry Polistina (incorporated by reference to Exhibit 10.9 of Applica’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed with the SEC on November 14, 2000)

(e)(6)
First Amendment to Employment Agreement dated July 1, 2000 between Applica and Terry Polistina (incorporated by reference to exhibit 10.2 of Applica’s Current Report on Form 8-K filed with the SEC on April 19, 2006)

(e)(7)	Employment Agreement dated September 16, 2004 between Applica and Brian Guptill (incorporated by reference to exhibit 10.4 of Applica’s Annual Report on Form 10-K filed with the SEC on March 16, 2005)

(e)(8)
First Amendment to Employment Agreement dated September 16, 2004 between Applica and Brian Guptill (incorporated by reference to exhibit 10.1 to Applica’s Current Report on Form 8-K filed with the SEC on April 19, 2006)

(e)(9)
Agreement and Plan of Merger by and between HB-PS Holding Company, Inc. and Applica Incorporated and joined in by NACCO Industries, Inc. dated July 23, 2006 (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on July 26, 2006)

(e)(10)
Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on October 20, 2006)

(e)(11)
Amendment No. 1, dated December 14, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 15, 2006)

(e)(12)
Amendment No. 2, dated December 22, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 22, 2006)

(e)(13)
Amendment No. 3, dated December 27, 2006, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on December 27, 2006)

(e)(14)
Excerpts from the Third Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on December 28, 2006 (incorporated by reference to exhibit (e)(14) of Amendment No. 3 to Applica’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 28, 2006)

Exhibit
No.	Document

(e)(15)
Amendment No. 4, dated January 3, 2007, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 3, 2007)

(e)(16)
Excerpts from the Fourth Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 5, 2007 (incorporated by reference to exhibit (e)(16) of Amendment No. 6 to Applica’s Solicitation/ Recommendation Statement on Schedule 14D-9/A filed with the SEC on January 5, 2007)

(e)(17)	Excerpts from the Fifth Supplement to Applica’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 17, 2007+

(e)(18)
Amendment No. 5, dated January 16, 2007, to Agreement and Plan of Merger, dated as of October 19, 2006 by and among APN Holding Company, Inc., APN Mergersub, Inc., and Applica Incorporated (incorporated by reference to exhibit 2.1 of Applica’s Current Report on Form 8-K filed with the SEC on January 17, 2007)

(g)	Inapplicable

*	This press release contains a legend that makes reference to the protections afforded by the Private Securities Litigation Reform Act of 1995. Please note that the protections afforded by the Private Securities Litigation Reform Act of 1995 do not extend to “forward-looking statements” made in connection with the NACCO offer.

+	Filed as an exhibit hereto and included in the Amendment No. 9 to Schedule 14D-9 mailed to Applica’s shareholders.

Exhibit (a)(16)
APPLICA INCORPORATED
3633 Flamingo Road
Miramar, Florida 33027
Dear Fellow Shareholder: January 17, 2007
     I am writing today to ensure that you are aware of several recent developments, as well as the specific steps you should take to protect and maximize the value of your investment in Applica.
     On October 19, 2006, we entered into a definitive merger agreement with APN Holding Company, Inc. and APN Mergersub, Inc. (which are subsidiaries of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P., and which we refer to, along with such funds, as Harbinger) under which Harbinger agreed to acquire all outstanding shares of Applica that it does not currently own for $6.00 per share in cash. Harbinger is our largest shareholder, with ownership of approximately 40% of the common stock of Applica.
     On December 14, 2006, Harbinger submitted a definitive binding offer to enter into an amendment to its merger agreement that provides for our shareholders to receive $6.50 in cash per share, without interest, if the merger is completed. Our board of directors accepted Harbinger’s increased offer of $6.50 per share, and, on December 14, 2006, we entered into an amendment to the merger agreement.
     The increased offer and amendment followed our receipt on December 13, 2006 of an unsolicited offer by NACCO Industries, Inc. to acquire all of the outstanding shares of Applica for $6.50 per share in cash. On the morning of December 15, 2006, Apex Acquisition Corporation, which is a newly formed Florida corporation and an indirect, wholly owned subsidiary of NACCO, purportedly commenced a tender offer to purchase all outstanding shares of our common stock at a purchase price of $6.50 per share.
     On December 21, 2006, NACCO publicly announced that it had increased the per share offer price of its tender offer to $7.00. Subsequently, Harbinger submitted to us a definitive binding offer to enter into a second amendment to its merger agreement that provides for shareholders to receive $7.00 in cash per share, without interest, if the Harbinger merger is completed. Our board of directors accepted Harbinger’s increased offer of $7.00 per share, and, on December 22, 2006, we entered into a second amendment to the merger agreement.
     On December 26, 2006, NACCO publicly announced that it had increased the per share offer price of its tender offer to $7.50. Subsequently, Harbinger submitted to us a definitive binding offer to enter into a third amendment to its merger agreement that provides for shareholders to receive $7.50 in cash per share, without interest, if the Harbinger merger is completed. Our board of directors accepted Harbinger’s increased offer of $7.50 per share, and, on December 27, 2006, we entered into a third amendment to the merger agreement.
     On January 3, 2007, NACCO publicly announced that it had increased the per share offer price of its tender offer to $7.75. Subsequently, Harbinger submitted to us a definitive binding offer to enter into a fourth amendment to its merger agreement that provides for shareholders to receive $7.75 in cash per share, without interest, if the Harbinger merger is completed. Our board of directors accepted Harbinger’s increased offer of $7.75 per share, and, on January 3, 2007, we entered into a fourth amendment to the merger agreement.
     On January 16, 2007, the parties to the merger agreement amended the original merger agreement for a fifth time to provide for an additional increase of $0.50 in cash per share over the $7.75 in cash per share provided in the amended merger agreement, such that upon completion of the merger, each outstanding share of our common stock (other than shares owned by Applica or Harbinger) will be converted into the right to receive $8.25 in cash, without interest.
     The fifth amendment followed an increase to $8.05 per share of the price of the unsolicited tender offer to purchase all outstanding shares of our common stock that was commenced by Apex Acquisition Corporation, a newly formed Florida corporation and an indirect, wholly owned subsidiary of NACCO Industries, Inc.
     It is important that you know our board’s position on these matters. In particular, after careful consideration, the board:
     (i) recommends that our shareholders reject the NACCO offer and not tender their shares in the NACCO offer; and
     (ii) reaffirms the Harbinger merger and recommends that our shareholders vote “FOR” the adoption of the amended merger agreement between Applica and Harbinger as amended by the fifth amendment.
     The board also recommends that, even if a shareholder does not vote with respect to the Harbinger merger agreement at this time, that such shareholder vote “FOR” the proposal to adjourn or postpone the special meeting of our shareholders, if necessary or appropriate, to solicit additional proxies if there are insufficient shares present or represented at the meeting to constitute a quorum or insufficient votes at the time of the meeting to adopt the Harbinger merger agreement or because the board, in its judgment, determines that an adjournment is required by law or is otherwise in the best interests of us and its shareholders. The ability to adjourn or postpone the special meeting will give the board the flexibility to preserve the existing transaction with Harbinger should the vote not be obtained by January 23, 2007.
     In evaluating NACCO’s revised offer, the board noted that other than the increase in the per share offer price to $8.05, there were no other material changes made to the terms and conditions of the revised NACCO offer. The board based its determination to recommend that Applica’s shareholders reject the NACCO offer and not tender their shares in the revised NACCO offer on the following reasons:
•	Higher Price and More Deal Certainty Offered by Harbinger. The $8.25 per share merger consideration set forth in the Harbinger merger agreement, as amended, is $0.20 higher than the per share price being offered by NACCO. In addition, we believe that, subject to receipt of shareholder approval, substantially all conditions precedent to the consummation of the Harbinger merger have been satisfied or will be satisfied at closing. Accordingly, we currently anticipate that the merger with Harbinger would be completed not later than one business day after the shareholder meeting, assuming that the requisite shareholder approval is obtained.

•	The Revised NACCO Offer Continues to Contain Certain Significant Conditions Resulting in Consummation Uncertainty. Our board believes that the revised NACCO offer continues to contain certain substantial conditions that create significant concerns as to whether the revised NACCO offer can be completed in a reasonable time frame, if at all. Although to date NACCO has eliminated or revised certain conditions precedent to make such conditions more comparable to the conditions to the Harbinger merger and further indicated a willingness to modify to make more favorable to us certain of its closing conditions in any merger agreement it might enter into with us, our board believes that certain conditions of the revised NACCO offer, particularly the “minimum condition” (which requires a majority of our outstanding shares of common stock on a fully diluted basis to be tendered), continue to present an unacceptable risk to consummation of such offer.

•	Uncertainty Harmful to Applica’s Business. The uncertainty regarding the control of our business has strained our relationships with certain of our significant customers, has adversely affected our ability to operate our business in the ordinary course and has had a negative impact upon our ability to attract new employees and to fill vacant employment positions. In light of the these threats to our business caused by such uncertainty, our board believes that it is imperative to consummate a transaction offering a substantial premium to our pre-transaction stock price with the highest likelihood of consummation as promptly as practicable. Our board believes that NACCO continues to insist upon conditions that are not likely to be satisfied. NACCO has been afforded numerous opportunities to amend the minimum condition to increase the likelihood that such condition could be satisfied and has refused to do so. There is significantly less uncertainty associated with the consummation of the Harbinger merger.
     In light of the above reasons, the board determined that the NACCO offer is not in the best interests of Applica and our shareholders. Accordingly, the board recommends that our shareholders (i) reject the NACCO offer and not tender their shares pursuant to the NACCO offer and (ii) vote “FOR” the adoption of the amended Harbinger merger agreement.
     The Harbinger transaction is not subject to any financing condition. The “purchasing” affiliates of Harbinger Capital Partners received equity funding letters from Harbinger Capital Partners that, subject to the conditions therein, provide for an aggregate amount sufficient to complete the transaction. Completion of the transaction is subject only to standard regulatory approvals and other customary closing conditions.
     Applica convened the special meeting at 11:00 a.m. Eastern Standard Time on January 17, 2007, as originally scheduled, and adjourned the special meeting until 11:00 a.m. Eastern Standard Time on January 23, 2007, without a vote on any proposal other than an adjournment. The proposals to be considered at the special meeting will be submitted to a vote of Applica’s shareholders at the reconvened meeting at 11:00 a.m. Eastern Standard Time on January 23, 2007. The record date for the reconvened meeting is November 27, 2006.
     TO VOTE YOUR SHARES IN FAVOR OF THE AMENDED HARBINGER MERGER AGREEMENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD ENCLOSED WITH THE PREVIOUSLY DISTRIBUTED DEFINITIVE PROXY STATEMENT AS SOON AS POSSIBLE. Please contact our proxy solicitor, Georgeson Inc. at 17 State Street, New York, New York 10004 or call them toll-free at (866) 857-2624 if you have any questions about the board’s recommendation, the amendments thereto, the definitive proxy statement, the proxy supplements or the merger or need assistance with the voting procedures.
     We look forward to your support as we work to complete this transaction.

Sincerely,
/s/ Harry D. Schulman
Harry D. Schulman
Chairman of the Board, President and Chief Executive Officer

Exhibit (a)(17)
FOR IMMEDIATE RELEASE

Contact:	Investor Relations Department
(954) 883-1000
investor.relations@applicamail.com
Special Meeting of Applica’s Shareholders to
Reconvene on January 23, 2007
     Miramar, Florida (January 17, 2007) — Applica Incorporated (NYSE: APN) today announced that, as previously planned and announced, its special meeting of shareholders scheduled to be held at 11:00 a.m. Eastern Standard Time today to vote on the merger agreement with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) was convened and adjourned until 11:00 a.m. Eastern Standard Time on January 23, 2007, without a vote on any proposal other than the adjournment. The proposal to adopt the Harbinger Capital Partners merger agreement, under which Harbinger Capital Partners would acquire all outstanding shares of Applica that it does not currently own for $8.25 per share in cash, without interest, will be submitted to a vote of Applica’s shareholders at the reconvened meeting at 11:00 a.m. Eastern Standard Time on January 23, 2007, subject to any further adjournment. The record date for the reconvened meeting will remain November 27, 2006.
     The Applica Board of Directors continues to recommend that Applica shareholders (i) vote “FOR” the adoption of the amended merger agreement between Applica and affiliates of Harbinger Capital Partners and (ii) reject the NACCO tender offer and NOT tender their shares in the NACCO tender offer.
     Shareholders may submit their proxies to vote their shares on the proposals until 11:00 a.m. Eastern Standard Time on January 23, 2007. In order to vote their shares in favor of the Harbinger Capital Partners agreement, shareholders should complete, date, sign and return the proxy card enclosed with the previously distributed definitive proxy statement as soon as possible. Shareholders who have any questions about the definitive proxy statement, the proxy supplements thereto, the Schedule 14d-9 recommendation statement, the amendments thereto, the amended merger agreement or the merger, or who need assistance with the voting procedures, should contact Applica’s proxy solicitor, Georgeson Inc., at 17 State Street, New York, New York 10004 or call toll-free at (866) 857-2624.
About Applica Incorporated:
     Applica and its subsidiaries are marketers and distributors of a broad range of branded and private-label small household appliances. Applica markets and distributes kitchen products, home products, pest control products, pet care products and personal care products. Applica markets products under licensed brand names, such as Black & Decker®; its own brand names, such as Windmere®, LitterMaid®, Belson® and Applica®; and other private-label brand names. Applica’s customers include mass merchandisers, specialty retailers and appliance distributors primarily in North America, Mexico, Latin America and the Caribbean. Additional information about Applica is available at www.applicainc.com.
About Harbinger Capital Partners:
     The Harbinger Capital Partners investment team located in New York City manages in excess of $5 billion in capital through two complementary strategies. Harbinger Capital Partners Master Fund I, Ltd. is focused on restructurings, liquidations, event-driven situations, turnarounds and capital structure arbitrage, including both long and short positions in highly leveraged and financially distressed companies. Harbinger Capital Partners Special Situations Fund, L.P. is focused on distressed debt securities, special situation equities and private loans/notes in a predominantly long-only strategy.
* * * * *
     The statements contained in this news release that are not historical facts are “forward-looking statements”. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Applica undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation:
•	the failure to obtain approval of the merger from Applica shareholders;

•	disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers;

•	claims by NACCO Industries, Inc. and HB-PS Holding Company, Inc. related to the termination of their merger agreement with Applica;

•	changes in the sales prices, product mix or levels of consumer purchases of small household appliances;

•	bankruptcy of or loss of major retail customers or suppliers;

•	changes in costs, including transportation costs, of raw materials, key component parts or sourced products;

•	fluctuation of the Chinese currency;

•	delays in delivery or the unavailability of raw materials, key component parts or sourced products;

•	changes in suppliers;

•	exchange rate fluctuations, changes in the foreign import tariffs and monetary policies, and other changes in the regulatory climate in the foreign countries in which Applica buys, operates and/or sell products;

•	product liability, regulatory actions or other litigation, warranty claims or returns of products;

•	customer acceptance of changes in costs of, or delays in the development of new products;

•	increased competition, including consolidation within the industry; and

•	other risks and uncertainties detailed from time to time in Applica’s Securities and Exchange Commission (“SEC”) filings.

     In connection with the proposed transaction with affiliates of Harbinger Capital Partners, Applica has filed a definitive proxy statement, proxy supplements, a Schedule 14d-9 recommendation statement and amendments thereto with the SEC. Investors and security holders are urged to read the definitive proxy statement, the proxy supplements, the Schedule 14d-9 recommendation statement, the amendments thereto and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about Applica, the proposed transaction with affiliates of Harbinger Capital Partners, the NACCO tender offer and related matters. The definitive proxy statement, several proxy supplements, the Schedule 14d-9 recommendation statement and several amendments thereto have been mailed to Applica shareholders and a supplement and an amended Schedule 14d-9 recommendation statement will be mailed to Applica’s shareholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction has been included in the proxy statement filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.

Black & Decker® is a trademark of The Black & Decker Corporation, Towson, Maryland.

Exhibit (a)(18)
FOR IMMEDIATE RELEASE

Contact:	Investor Relations Department
(954) 883-1000
investor.relations@applicamail.com
APPLICA ENTERS INTO FIFTH AMENDMENT TO MERGER AGREEMENT WITH
HARBINGER CAPITAL PARTNERS
Harbinger Increases Consideration For Shares It Does Not Currently
Own To $8.25 Per Share in Cash
Shareholder Meeting to Approve Merger Agreement to be Adjourned and
Reconvened on January 23, 2007
Applica Board Recommends that Shareholders Reject NACCO Revised Tender Offer
     Miramar, Florida (January 17, 2007) — Applica Incorporated (NYSE: APN) today announced that it has entered into a fifth amendment to its merger agreement with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) after receipt of an offer by Harbinger Capital Partners to increase the merger consideration payable for all outstanding shares of Applica that it does not currently own to $8.25 per share in cash.
     The Applica Board of Directors recommends that Applica shareholders vote “FOR” the adoption of the amended merger agreement between Applica and affiliates of Harbinger Capital Partners.
     The offer and amendment followed an increase to $8.05 per share of the price of the unsolicited tender offer to purchase all outstanding shares of Applica’s common stock that was commenced by Apex Acquisition Corporation, a newly formed Florida corporation and an indirect, wholly owned subsidiary of NACCO Industries, Inc.
     Applica’s Board has once again recommended that shareholders reject the revised NACCO offer and NOT tender their shares in the NACCO offer. The Board reached its determination based, among other factors, on the higher price being offered by Harbinger Capital Partners and the Board’s belief that, subject to the receipt of shareholder approval, all conditions to the consummation of the Harbinger merger have been satisfied or will be satisfied at closing.

Accordingly, the Board currently expects that the Harbinger merger will be completed within one business day after the receipt of shareholder approval. The Board also believes that the revised NACCO offer includes a number of conditions that create significant concerns as to whether the revised NACCO offer can be completed. In particular, the Board believes that NACCO’s minimum tender condition, which requires that a majority of Applica’s outstanding shares of common stock on a fully diluted basis be tendered, presents a significant risk that the NACCO tender offer will not be consummated, especially in light of Harbinger Capital Partners’ ownership of approximately 39% of Applica’s outstanding common stock and its existing merger agreement with Applica
     As a condition to obtaining the increased merger consideration from affiliates of Harbinger Capital Partners, Applica agreed to increase the termination fee payable if the Harbinger merger agreement is terminated under certain circumstances to $7.0 million plus up to $3.3 million of reasonable, documented, third party, out-of-pocket expenses.
     Applica intends to convene the special meeting of shareholders at 11:00 a.m. Eastern Standard Time on January 17, 2007, as previously scheduled, and adjourn the special meeting until 11:00 a.m. Eastern Standard Time on Tuesday, January 23, 2007, without a vote on any proposal other than an adjournment. The proposals to be considered at the special meeting will be submitted to a vote of Applica’s shareholders at the reconvened meeting at 11:00 a.m. Eastern Standard Time on January 23, 2007. The record date for the reconvened meeting will remain November 27, 2006. Completion of the transaction, which is expected to occur following the January 23, 2007 meeting, is subject to customary closing conditions. The transaction is not subject to any financing condition.
     In order to vote their shares in favor of the Harbinger Capital Partners agreement, shareholders should complete, date, sign and return the proxy card enclosed with the previously distributed definitive proxy statement as soon as possible. Shareholders who have any questions about the recommendation statement, the definitive proxy statement, the proxy supplement or the merger or need assistance with the voting procedures, should contact Applica’s proxy solicitor, Georgeson Inc., at 17 State Street, New York, New York 10004 or call toll-free at (866) 857-2624.
About Applica Incorporated:
     Applica and its subsidiaries are marketers and distributors of a broad range of branded and private-label small household appliances. Applica markets and distributes kitchen products, home products, pest control products, pet care products and personal care products. Applica markets products under licensed brand names, such as Black & Decker®; its own brand names, such as Windmere®, LitterMaid®, Belson® and Applica®; and other private-label brand names. Applica’s customers include mass merchandisers, specialty retailers and appliance distributors primarily in North America, Mexico, Latin America and the Caribbean. Additional information about Applica is available at www.applicainc.com.

About Harbinger Capital Partners:
     The Harbinger Capital Partners investment team located in New York City manages in excess of $5 billion in capital through two complementary strategies. Harbinger Capital Partners Master Fund I, Ltd. is focused on restructurings, liquidations, event-driven situations, turnarounds and capital structure arbitrage, including both long and short positions in highly leveraged and financially distressed companies. Harbinger Capital Partners Special Situations Fund, L.P. is focused on distressed debt securities, special situation equities and private loans/notes in a predominantly long-only strategy.
* * * * *
     The statements contained in this news release that are not historical facts are “forward-looking statements”. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Applica undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation:
•	the failure to obtain approval of the merger from Applica shareholders;

•	disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers;

•	claims by NACCO Industries, Inc. and HB-PS Holding Company, Inc. related to the termination of their merger agreement with Applica;

•	changes in the sales prices, product mix or levels of consumer purchases of small household appliances;

•	bankruptcy of or loss of major retail customers or suppliers;

•	changes in costs, including transportation costs, of raw materials, key component parts or sourced products;

•	fluctuation of the Chinese currency;

•	delays in delivery or the unavailability of raw materials, key component parts or sourced products;

•	changes in suppliers;

•	exchange rate fluctuations, changes in the foreign import tariffs and monetary policies, and other changes in the regulatory climate in the foreign countries in which Applica buys, operates and/or sell products;

•	product liability, regulatory actions or other litigation, warranty claims or returns of products;

•	customer acceptance of changes in costs of, or delays in the development of new products;

•	increased competition, including consolidation within the industry; and

•	other risks and uncertainties detailed from time to time in Applica’s Securities and Exchange Commission (“SEC”) filings.

     In connection with the proposed transaction with affiliates of Harbinger Capital Partners, Applica has filed a definitive proxy statement, proxy supplements, a Schedule 14d-9 recommendation statement and amendments thereto with the SEC. Investors and security holders are urged to read the definitive proxy statement, the proxy supplements, the Schedule 14d-9 recommendation statement, the amendments thereto and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about Applica, the proposed transaction with affiliates of Harbinger Capital Partners, the NACCO tender offer and related matters. The definitive proxy statement, several proxy supplements, the Schedule 14d-9 recommendation statement and several amendments thereto have been mailed to Applica shareholders and a supplement explaining the increase in the purchase price and termination fee in the Harbinger merger agreement described in this press release and an amended Schedule 14d-9 recommendation statement will be mailed to Applica’s shareholders.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction has been included in the proxy statement filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.

Black & Decker® is a trademark of The Black & Decker Corporation, Towson, Maryland.

Exhibit (e)(17)
EXCERPTS FROM THE FIFTH SUPPLEMENT TO APPLICA’S
DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A
(FILED WITH THE SEC ON JANUARY 17, 2007)
UPDATE TO INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER
     In considering the recommendation of the board to vote in favor of the adoption of the merger agreement, our shareholders should be aware that members of the board of directors and certain of our executive officers have interests in the merger that are different from, or are in addition to, the interests of Applica shareholders generally and that may create potential conflicts of interest. During its deliberations in determining to recommend to its shareholders that they vote in favor of the merger proposal, the board was aware of these interests. This section updates certain information contained in the definitive proxy statement regarding the interests of our directors and executive officers in the merger to reflect the revised per share purchase price set forth in the amended merger agreement. Otherwise the information in the definitive proxy statement under the heading “Interests of our Directors and Executive Officers in the Merger” remains unchanged. Please refer to the more detailed information regarding such interests contained in the definitive proxy statement.
Treatment of Stock Options
     As of the record date, there were 772,000 shares of our common stock subject to outstanding stock options granted under our equity incentive plans to our current executive officers and directors with a per share exercise price of less than $8.25. As of the effective time of the merger, all options to acquire Applica common stock outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested, shall become:
•	fully exercisable and vested; and

•	shall be cancelled, retired and extinguished and shall no longer be outstanding following the effective time of the merger.
     In the merger, each director and executive officer holding stock options that have an exercise price of less than $8.25 per share will receive an amount in cash, without interest, less any required withholding taxes, equal to the excess of $8.25 over the applicable per share exercise price for each stock option held, multiplied by the aggregate number of shares of our common stock into which the applicable stock option was exercisable immediately prior to the effective time of the merger. Options with a per share exercise price equal to or in excess of $8.25 will be terminated and cancelled without any consideration therefore if not exercised prior to the effective time of the merger.
     The following table summarizes the outstanding vested and unvested options held by our executive officers and directors as of the record date, and the consideration that each of them will receive pursuant to the amended merger agreement in connection with the cancellation of their options:

		Weighted Average
	No. of Shares	Exercise Price of
	Underlying In-The-	In-The-Money Vested
	Money Vested and	and Unvested	Resulting
Name	Unvested Options	Options	Consideration
Susan J. Ganz	4,500	$4.3533	$17,535
Leonard Glazer	4,500	$4.3533	$17,535
Ware H. Grove	3,000	$3.48	$14,310
Brian Guptill	42,000	$4.7124	$148,579
J. Maurice Hopkins	4,500	$4.3533	$17,535
Thomas J. Kane	4,500	$4.3533	$17,535
Christopher B. Madison	—	—	—
Terry L. Polistina	150,000	$4.553	$554,550
Jerald I. Rosen	4,500	$4.3533	$17,535
Harry D. Schulman	550,000	$4.227	$2,212,650
Paul K. Sugrue	4,500	$4.3533	$17,535